UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 19, 2017

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number 000-27261

Delaware	93-0549963
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

9191 South Jamaica Street, Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 19, 2017, CH2M HILL Companies, Ltd. (“CH2M”) announced its financial results for its third fiscal quarter ended September 30, 2016.  A copy of the Third Quarter 2016 Earnings Report is furnished to the United States Securities and Exchange Commission (the “SEC”) with this current report on Form 8-K as Exhibit 99.1.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.  Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.  Other Events.

New Price for Common Stock and Trade Date Established.

Effective January 19, 2017, the Board of Directors established the price of the CH2M common stock at $46.83 per share.  This price represents a decrease of 10.3% from the price that was set by the CH2M Board of Directors on August 1, 2016.

The next trade date on CH2M’s internal market is February 10, 2017. Those eligible participants who wish to buy or sell CH2M common stock on this trade date will need to notify our broker, Neidiger, Tucker and Bruner, Inc. (“NTB”), no later than February 1, 2017.  All eligible participants will receive detailed information about the trade date and how to participate directly from NTB.

Determination of Common Stock Price.

The price of the CH2M common stock is established by the Board of Directors each quarter based on a company fair valuation methodology described in the CH2M Prospectus, dated March 23, 2010 (the “Prospectus”), as filed with the SEC, as amended by the information contained in the subsequent annual, quarterly and current reports filed by CH2M with the SEC pursuant to the Securities Exchange Act.  The valuation methodology used by the board of directors includes the following valuation formula (“Stock Valuation Formula”):

Share Price = [(7.8 x M x P) + (SE)]/CS

As further discussed below, the Stock Valuation Formula is one of several factors considered by the Board of Directors as part of the total mix of information available to determine the fair value of CH2M common stock. The following table sets forth information concerning the values used in the valuation formula for purposes of the Board’s determination of the new stock price.

Effective Date	Price Per Share	M(1)	P(2)	SE(3)	CS(4)
			(in thousands)	(in thousands)	(in thousands)
January 19, 2017	$46.83	1.2	$88,288	$701,279	32,622

The factors and values in the table above are defined as follows:

(1)                                 “M” is the market factor, which is subjectively determined in the sole discretion of the Board of Directors.  In determining the market factor, the Board of Directors takes into account numerous factors in determining the fair value of the common stock, as further described in the Prospectus and other reports filed with the SEC referred to above.

(2)                                 “P” is profit after tax, otherwise referred to as net income, for the four fiscal quarters immediately preceding the trade date, adjusted for any items that the Board of Directors determines should be excluded, as discussed below.

(3)                                 “SE” is CH2M’s total stockholders’ equity, which includes intangible items, as set forth in CH2M’s quarterly or annual financial statements for the relevant period.  For purposes of setting the price of the common stock, the Board does not include in the “SE” parameter accumulated other comprehensive income (loss) or non-controlling interests.

(4)                                 “CS” is based on the weighted average number of shares of common stock outstanding during the four fiscal quarters immediately preceding the trade date, calculated on a fully diluted basis, adjusted for specific items as determined by the Board of Directors, in its discretion, as discussed below.  By comparison, the year to date diluted weighted average number of shares of common stock as reflected in CH2M’s financial statements is 25,816,819.

As discussed below, the Board of Directors has the discretion to review events and exclude nonrecurring or unusual transactions from certain of the parameters used in the stock price valuation.  Transactions are considered nonrecurring or unusual if the market would not generally take them into account in valuing an equity security.

Operating results related to winding down of CH2M’s Power EPC business.  In connection with the cost reduction initiatives described below, during 2014 CH2M made a decision to wind down its Power EPC business. For the rolling four quarter period ended Q3 2016, the Power EPC business recognized a loss of $102 million (net of tax).  Consistent with the approach of CH2M’s independent third party valuation experts, the Board of Directors believes that, because these financial results are related to a business that CH2M has chosen to exit, inclusion of these results does not accurately reflect the profitability or value of CH2M’s continuing operations and would generally not be taken into account by the market in valuing an equity security.  Therefore, the Board of Directors decided to exclude these results from the “P” (profit after tax) parameter for stock valuation purposes.  These results are part of CH2M’s cumulative earnings history, however, and the Board determined that it should, therefore, still reflect them in the stock valuation calculation as part of the “SE” parameter (total stockholders’ equity).  The Board intends to exclude any future operational results from the Power EPC business until the wind down is complete from the “P” calculation while retaining them in the “SE” parameter.

Restructuring costs.  In September 2014, CH2M’s management announced its commitment to a cost reduction initiative that includes a number of elements designed to help CH2M reduce costs and achieve important business objectives, including improving efficiency, reducing risk and providing more long-term value for its stockholders. These restructuring activities, including a voluntary retirement program, workforce reductions, facilities consolidations and evaluation of certain lines of business, began in the third and fourth quarters of 2014 and continued through 2015.

In October 2016, CH2M’s management announced a restructuring plan to more fully align global operations with CH2M’s client-centric strategy, including a simplified organization structure and streamlined delivery model to achieve higher levels of profitable growth. The restructuring activities, including workforce reductions and facilities consolidations, began in the third quarter of 2016 and are expected to be completed by the end of the first quarter of 2017.

For the rolling four quarter period ended Q3 2016, CH2M incurred charges of $25 million (net of tax) for the restructuring activities detailed above.  The Board of Directors believes that these charges do not accurately reflect the profitability or value of CH2M’s continuing operations on an ongoing basis and would generally not be taken into account by the market in valuing an equity security.  Therefore, the Board of Directors decided to exclude these charges from the “P” parameter for stock valuation purposes.  These charges are part of CH2M’s cumulative earnings history, however, and the Board determined that it should, therefore, still reflect them in the stock valuation calculation as part of the “SE” parameter.  The Board intends to treat these costs similarly in the future by excluding them from the “P” calculation while retaining them in the “SE” parameter.

Non-cash depreciation and amortization charges relating to acquisitions.  For the rolling four quarter period ended Q3 2016, CH2M recognized certain non-cash depreciation and amortization charges relating to acquisitions, resulting in a reduction of our earnings of $15 million (net of tax). The Board of Directors believes that these non-cash charges would generally not be taken into account by the market in valuing an equity security.  Therefore, the Board of Directors decided to exclude these acquisition costs from the “P” parameter for stock valuation purposes.  These non-cash depreciation and amortization charges are part of CH2M’s cumulative earnings history, however, and the Board determined that it should, therefore, still reflect them in the stock valuation calculation as part of the “SE” parameter.  The Board intends to treat these asset depreciation and amortization costs similarly in the future by excluding them from the “P” calculation while retaining them in the “SE” parameter.

Tax benefit related to Halcrow pension redesign.  In Q3 2016, a non-cash tax benefit was generated totaling $46 million as a result of the Halcrow pension settlement.  The Board of Directors believes that the market would exclude this tax benefit from CH2M’s profit calculation for valuation purposes.  Therefore, the Board of Directors decided in Q3 2016 to exclude this benefit from the calculation of “P” parameter for stock valuation purposes.  At the same time, given that this tax benefit is also part of CH2M’s cumulative earnings history, the Board determined that this tax benefit should be reflected in the stock valuation calculation as part of the “SE” parameter.

Further detailed discussion of these items is contained in CH2M’s Annual Report on Form 10-K for the year ended December 25, 2015, as amended by Amendment No. 1 on Form 10-K/A (the “2015 Annual Report”) under the heading Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations. Our 2015 Annual Report may be obtained from the SEC’s Internet website (http://www.sec.gov) through the EDGAR Company Filings search page (http://www.sec.gov/edgar/searchedgar/companysearch.html), or by calling CH2M at (303) 771-0900.

Adjustments to the Calculation of Common Stock Outstanding (“CS”). “CS’’ is based on the weighted-average number of shares of CH2M common stock outstanding during the four fiscal quarters immediately preceding the Trade Date, calculated on a fully-diluted basis. By ‘‘fully-diluted,’’ we mean that the calculations are made as if all outstanding dilutive options to purchase CH2M common stock had been exercised and other ‘‘dilutive’’ securities were converted into shares of our common stock. On June 24, 2015, CH2M sold and issued an aggregate of 3,214,400 shares of Series A Preferred Stock.  On April 11, 2016, CH2M issued an additional 1,607,200 shares of Series A Preferred Stock in a second closing. The holders of Series A Preferred Stock are entitled to a cumulative dividend at an annual rate of 5% payable in kind at a future date and a number of votes equal to the number of shares of Common Stock into which it is convertible.  As of September 30, 2016, the Series A Preferred Stock along with the cumulative dividend was convertible into 6,102,648 shares of Common Stock.  Accordingly, the Board of Directors determined to include into the calculation of the “CS” component 6,102,648 shares of Series A Preferred Stock.  In addition, the CH2M Board of Directors may determine, in its discretion and solely for the purpose of determining the price of CH2M common stock, (1) to adjust the weighted-average number of shares to reflect in an appropriate manner the impact of past or anticipated future issuances, and (2) to treat substantial issuances of shares, such as substantial issuances of shares as consideration in connection with business acquisition transactions or issuances of preferred stock, that occur during the four fiscal quarters immediately preceding the Trade Date as having been issued at the beginning of such four-quarter period.  CH2M also includes in CS as calculated an estimate of the weighted-average number of shares that CH2M reasonably anticipates will be issued during the next four quarters under the CH2M stock-based compensation programs and employee benefit plans.

The Stock Valuation Formula is one of several factors considered by the Board of Directors as part of the total mix of information available to determine the fair value of CH2M common stock.  The CH2M Board of Directors also takes into account company appraisal information prepared by independent third party valuation experts and other available information and data.

In the course of determining the stock price for the current period, the Board of Directors reviewed and analyzed several sources of information in determining a fair valuation of CH2M for the stock trade including, but not limited to, the stock valuation data presented to it, including the valuation data provided by CH2M’s outside advisers, and the results of using the Stock Valuation Formula.  The Board also considered, among other things, recent volatility in CH2M’s reported results of operations, and ongoing steps being taken by management as part of our restructuring activities. In addition, the Board reviewed other relevant information regarding CH2M’s fair value.  Considering all the information reviewed and in consultation with CH2M’s professional advisers, the Board deliberated and determined that the current fair value of CH2M’s common stock is $46.83 per share.

Historical Prices for CH2M Common Stock.

The prices for CH2M common stock for the past three years have been:

Effective Date	Price Per Share	Percentage Price Increase (Decrease)
August 9, 2013	59.60	2.1%
November 14, 2013	61.75	3.6%
February 14, 2014	69.43	12.4%
May 16, 2014	64.83	(6.6)%
August 15, 2014	60.20	(7.1)%
November 24, 2014	45.93	(23.7)%
February 20, 2015	47.86	4.2%
May 7, 2015	51.14	6.9%
August 3, 2015	55.75	9.0%
November 2, 2015	67.87	21.7%
February 22, 2016	62.89	(7.3)%
May 2, 2016	60.91	(3.1)%
August 1, 2016	52.23	(14.3)%
January 19, 2017	46.83	(10.3)%

Possible Proration or Allocation of Internal Market Trade.

CH2M determines whether to participate in the internal market on a quarterly basis. Prior to each quarterly trade date, we review the outstanding orders and any resulting imbalance between sell orders and buy orders and make a determination whether or not CH2M should participate in the internal market by buying shares if there are more sell orders than buy orders. In making that determination, CH2M’s management and Board of Directors consider relevant factors in light of prevailing circumstances, including our financial condition and results of operations, our available cash and capital resources, including the limits that CH2M may spend on share repurchases and the borrowing capacity available pursuant to the terms of our existing unsecured revolving line of credit and other sources of liquidity, expected current and future needs for cash to fund our operations, anticipated contingencies and other factors.

CH2M experienced project losses and other adverse operating results in recent periods, which has constrained our cash flow and liquidity.  In addition, CH2M’s principal revolving credit facility included limitations on the amount CH2M may spend to repurchase its common stock in the internal market in connection with its employee stock ownership program up to $75 million during the three quarter period ending March 31, 2017 and, thereafter, up to $100 million during a rolling four quarter period less the amount of any legally required purchases of common stock held in benefit plans. Additionally, the covenants contained within CH2M’s Certificate of Designation of the Series A Preferred Stock prohibit the repurchase by the Company of shares of our common stock in excess of negotiated pre-approved amounts.  In 2017, the Company is permitted to repurchase shares of common stock in an amount determined by a formula based upon our cash flow from operations, minus capital expenditures, for fiscal 2016.  Depending upon our results of operations for fiscal year 2016, the Company may be limited or altogether prohibited in its ability to repurchase shares of common stock in the internal market unless it is able to obtain the consent of the holders of at least a majority of the Series A Preferred Stock. On January 17, 2017, the Company received from the Series A Preferred Stockholder, an acknowledgment and consent permitting the Company to spend up to $25 million, in the aggregate, to repurchase shares of common stock in connection with legally required distributions and to participate as a buyer in the internal market on the February 10, 2017 trade date.  No assurance can be given that in the future the Company will be able to obtain an acknowledgment and consent from the Series A Preferred Stockholder permitting the Company to repurchase common stock in the internal market if such an acknowledgment and consent is required.

Regardless of any bank covenant or charter limitation, CH2M’s management and Board of Directors could determine to limit the amount of money expended by CH2M to repurchase shares in the internal market, or not to participate in the internal market, either of which would result in proration of sell orders that stockholders may place for trades on the next trade date. In addition, CH2M’s Board of Directors could determine to suspend trading on the internal market in order to provide time to evaluate the ability to adequately provide for proration and to conserve CH2M’s cash reserves and available liquidity.  Since the September 26, 2014 trade, CH2M has limited the amount expended to repurchase shares in the internal market.  We expect that the amounts CH2M will be able to spend to repurchase shares on the February 10, 2017 trade date and the subsequent trade dates that are expected to occur beyond will continue to be restricted, and CH2M’s Board of Directors and management anticipate that some sell orders will be only partially filled on such trade dates.

Risks Related to Our Internal Market.

Before deciding to invest in CH2M’s common stock, you should carefully consider information regarding CH2M’s historical financial performance and the risk factors relating to our business and the internal market set forth in CH2M’s annual, quarterly and current reports filed with the SEC, including the risk factors set forth in our 2015 Annual Report and our subsequent Quarterly Reports on Form 10-Q for the quarters ended March 25, 2016 and June 24, 2016, as well as the pending Form 10-Q for the quarter ended September 30, 2016. These documents may be obtained from the SEC’s Internet website or by calling CH2M directly.

Additional Information Regarding the New Price for Common Stock and Trade Date.

CH2M’s internal market enables eligible stockholders to offer to sell or purchase shares of common stock on predetermined dates, known as trade dates. These trade dates are determined by our Board of Directors in its sole discretion and generally occur on a quarterly basis.  As disclosed in a Form 12b-25 filed with the Securities and Exchange Commission on November 15, 2016, CH2M has been delayed in filing its Form 10-Q for the third fiscal quarter ended September 30, 2016 (the “Third Quarter”) due to an Audit Committee investigation into potential accounting errors with respect to the timing and amount of certain project cost overruns reported in 2015.

As a result of this delay, CH2M has not held a trade date since September 7, 2016, which followed the filing of our Form 10-Q for the second fiscal quarter ended June 24, 2016. As disclosed above, the Board of Directors has determined to hold a trade date on February 10, 2017 following the filing of our Form 10-Q for the Third Quarter. Unlike public companies whose stock is traded on a national securities exchange, the price of our common stock is determined by our Board of Directors based on a company fair valuation methodology that is intended to establish a price for our common stock that represents fair value as of the applicable trade date.

Because the results of operations for the fiscal quarter ended December 30, 2016 are not yet available, the stock price for the trade date to be held on February 10, 2017 will be based upon the results disclosed in our Form 10-Q for the Third Quarter and not based upon the results of our fourth fiscal quarter ended December 30, 2016.  We expect that a trade date reflecting a stock price based on the results for such fourth fiscal quarter will be held after we file our Form 10-K for the year ended December 30, 2016.

Although results for the year ended December 30, 2016 are not yet available, stockholders who elect to participate in this trade date are advised that, while CH2M does not believe it is in possession of any material non-public information regarding events that occurred after the close of the Third Quarter other than as disclosed in the Outlook section below, there remains a risk that CH2M is in possession or may become aware of information that could be considered material non-public information before February 10, 2017.  Even if CH2M is in possession of such information, CH2M does not believe that the Board of Directors relied on any such information in determining the fair value of our common stock.  Further, because we have not closed the fourth quarter, we cannot predict with any certainty our operational and financial results, nor can we predict whether our stock price will increase or decrease in the trade that will be based upon our fourth fiscal quarter ended December 30, 2016.  We advise you to consider all of this information when deciding whether to participate in the February 10, 2017 trade date.

Outlook.

Management is currently in the process of compiling and completing the information necessary to evaluate CH2M’s financial condition and results of operations for the quarter and fiscal year ended December 30, 2016. Accordingly, although our revenues for the fourth quarter of 2016 are expected to be flat or nominally higher than the amounts presented for the third quarter of 2016 and slightly lower than amounts presented for the fourth quarter of 2015, it is not possible at this time to determine with certainty our operating profits or other results of operations or financial condition for the fourth quarter of 2016 or for the year ended December 30, 2016.  As discussed in prior filings, CH2M is involved in a fixed-price Transportation contract to design and construct roadway improvements on an expressway in the southwestern United States and a fixed-price engineering-procurement-construction project in Australia through a consolidated joint venture, that have recorded losses in the third quarter of 2016 and in prior periods.  Due to the delay in our filing of our third quarter financial results, any known increases to the estimated costs to complete those projects have been included in the results of our operations in the third quarter.  However, as of the date of this Form 8-K filing, we are not aware of any additional losses that may be included in our results of operations for the fourth quarter of 2016 on these two projects.  Similarly, we cannot be certain whether additional cost growth will be identified on these projects prior to filing our Form 10-K for the year ended December 30, 2016 and therefore possibly be included in the results of operations for the quarter and fiscal year ended December 30, 2016.

Cautionary Note Regarding Forward Looking Statements.

This Form 8-K contains “forward-looking statements,” as that term is defined in U.S. Federal and certain foreign securities regulations, including statements regarding our fourth quarter and year end outlook. Although CH2M’s management believes that its expectations are based on reasonable assumptions, these assumptions are subject to a wide range of economic, business, regulatory, technical, legal, and other unforeseen risks which may cause actual results to differ materially from those stated or implied by these forward-looking statements. CH2M undertakes no duty to update any forward-looking statement made herein.  All forward-looking statements speak only as of the date of this Form 8-K. We may be required to make changes or adjustments to our operational and financial results when finalizing the presentation of our financial statements for the three month period and fiscal year ended December 30, 2016 due to subsequent events, new information or if different conclusions are reached. This communication should be read in conjunction with all the other information included in our most current Prospectus and European Prospectus, which are filed with the U.S. Securities and Exchange Commission (SEC) and the U.K. Financial Conduct Authority (FCA), respectively, and, for our stockholders outside of the U.S. and the European Union, similar documents filed with local securities regulators, where required. You should also read our Annual Report on Form 10-K and quarterly reports on Form 10-Q, which include a list of factors that could cause actual operational and financial results to differ from those expected.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Third Quarter 2016 Earnings Report furnished pursuant to Item 2.02 and 7.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: January 19, 2017	By:	/s/ Gary L. McArthur
Gary L. McArthur Executive Vice President and Chief Financial Officer